UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 24, 2006


                        NATURAL GAS SERVICES GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)


             Colorado                       1-31398               75-2811855
  (State or other jurisdiction         (Commission File         (IRS Employer
of Incorporation or organization)           Number)          Identification No.)


2911 South County Road 1260 Midland, Texas                          79706
 (Address of Principal Executive Offices)                         (Zip Code)

                                  432-563-3974
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers.

     Mr. Ronald D. Bingham has served as Vice President - Northern Operations of Natural Gas Service Group since December 2003. Effective April 24, 2006, Mr. Bingham ceased to serve Natural Gas Services Group, Inc. in this capacity and is no longer employed by Natural Gas Services Group, Inc.















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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           NATURAL GAS SERVICES GROUP, INC.


                                        By: /s/ Stephen C. Taylor
                                           -------------------------------------
                                           Stephen C. Taylor, CEO, President and
                                           Chairman of the Board


Dated:  April 28, 2006















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